Exhibit 99.1

Report of Independent Registered Public Accounting Firm

To the Stockholders and Members of
     Green Wire, LLC
     Green Wire Outsourcing, Inc.
     Orbit Medical Response, LLC
     Rapid Medical Response, LLC

We have audited the accompanying combined balance sheets of Green Wire, LLC, Green Wire Outsourcing, Inc., Orbit Medical Response, LLC and Rapid Medical Response, LLC (collectively, the Company) as of December 31, 2011 and 2010 and the related statements of operations, equity and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Green Wire, LLC, Green Wire Outsourcing, Inc., Orbit Medical Response, LLC and Rapid Medical Response, LLC as of December 31, 2011 and 2010 and the results of their operations and their cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

/s/ Tanner LLC

Salt Lake City, Utah
January 15, 2013

GREEN WIRE, LLC
GREEN WIRE OUTSOURCING, INC.
ORBIT MEDICAL RESPONSE, LLC
RAPID MEDICAL RESPONSE, LLC

COMBINED BALANCE SHEETS
AS OF DECEMBER 31, 2011 AND 2010

	2011	2010
Assets
Current assets:
Cash	$157,237	$19,920
Accounts receivable	63,168	27,997
Total current assets	220,405	47,917
Property and equipment, net	193,344	111,783
Other assets	16,959	16,299
Total assets	$430,708	$175,999

Liabilities and Equity
Current liabilities:
Accounts payable	$49,847	$20,453
Accrued liabilities	66,634	32,816
Total current liabilities	116,481	53,269

Commitments and contingencies

Equity:
Common stock, $0.0229 par value, 200,000 shares authorized;
50,000 shares outstanding	1,145	1,145
Additional paid-in capital	818,640	438,590
Accumulated deficit	(505,558)	(317,005)
Total equity	314,227	122,730

Total liabilities and equity	$430,708	$175,999

See accompanying notes to combined financial statements.

 GREEN WIRE, LLC
GREEN WIRE OUTSOURCING, INC.
ORBIT MEDICAL RESPONSE, LLC
RAPID MEDICAL RESPONSE, LLC

COMBINED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010

Revenues	$2,823,969	$192,219
Cost of revenues	(2,096,684)	(258,834)

Gross margin (deficit)	727,285	(66,615)

Selling, general and administrative expenses	915,838	250,390

Net loss	$(188,553)	$(317,005)

See accompanying notes to combined financial statements.

GREEN WIRE, LLC
GREEN WIRE OUTSOURCING, INC.
ORBIT MEDICAL RESPONSE, LLC
RAPID MEDICAL RESPONSE, LLC

COMBINED STATEMENTS OF EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	Green Wire Outsourcing, Inc.
	Common Stock		Additional Paid-In	Accumulated	Total
	Shares	Amount	Capital	Deficit	Equity

Balance as of January 1, 2010	-	$-	$-	$-	$-

Issuance of 50,000 shares of common stock	50,000	1,145	-	-	1,145

Contributions from stockholders and members	-	-	438,590	-	438,590

Net loss	-	-	-	(317,005)	(317,005)

Balance as of December 31, 2010	50,000	1,145	438,590	(317,005)	122,730

Contributions from stockholders and members	-	-	380,050	-	380,050

Net loss	-	-	-	(188,553)	(188,553)

Balance as of December 31, 2011	50,000	$1,145	$818,640	$(505,558)	$314,227

See accompanying notes to financial statements.

 GREEN WIRE, LLC
GREEN WIRE OUTSOURCING, INC.
ORBIT MEDICAL RESPONSE, LLC
RAPID MEDICAL RESPONSE, LLC

COMBINED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010

Cash flows from operating activities:
Net loss	$(188,553)	$(317,005)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation	93,439	23,379
Changes in operating assets and liabilities:
Accounts receivable	(35,171)	(27,997)
Other assets	(660)	(16,299)
Accounts payable	29,394	20,453
Accrued liabilities	33,818	32,816
Net cash used in operating activities	(67,733)	(284,653)

Cash flows from investing activities:
Purchase of property and equipment	(175,000)	(135,162)

Cash flows from financing activities:
Issuance of common stock	-	1,145
Contributions from stockholders and members	380,050	438,590
Net cash provided by financing activities	380,050	439,735

Net increase in cash	137,317	19,920
Cash at beginning of the year	19,920	-

Cash at end of the year	$157,237	$19,920

See accompanying notes to combined financial statements.

 GREEN WIRE, LLC
GREEN WIRE OUTSOURCING, INC.
ORBIT MEDICAL RESPONSE, LLC
RAPID MEDICAL RESPONSE, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(1)	Description of Organization and Summary of Significant Accounting Policies

Organization and Principles of Combination

The combined financial statements include the accounts of Green Wire, LLC, Green Wire Outsourcing, Inc.,  Orbit Medical Response, LLC, and Rapid Medical Response, LLC (collectively, the Company).  The companies have common ownership.  All significant intercompany transactions and balances have been eliminated in combination.

Description of the Business

The Company provides rapid emergency response systems and provides and sells marketing leads to healthcare providers in group networking systems for specific medical conditions.

Liquidity

The Company has incurred losses since inception that total approximately $506,000 as of December 31, 2011.  The Company used net cash of approximately $68,000 in operating activities in 2011.  The net losses and use of cash in operating activities resulted primarily from marketing efforts.  Management expects continued losses through 2012 and into 2013 until the Company reaches its critical mass customer levels.  The Company has received contributions from stockholders and members totaling $818,640 through December 31, 2011 and an additional $868,324 through the date the Company was acquired by ActiveCare, Inc. (September 1, 2012).

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Concentrations of Credit Risk

In the normal course of business, the Company provides credit terms to its customers and requires no collateral. Accordingly, the Company performs ongoing credit evaluations of its customers’ financial condition.  Based upon the Company’s analysis of each customer and the expected collectability of the related accounts receivable, no allowance for doubtful accounts is necessary as of December 31, 2011 and 2010.

Each of two customers accounted for 43% and 11% of total revenue for the year ended December 31, 2011.  One customer accounted for 42% of total revenue for the year ended December 31, 2010.  As of December 31, 2011, each of three customers accounted for 28%, 25% and 24% of total accounts receivable.  As of December 31, 2010, each of three customers accounted for 51%, 14%, and 14% of total accounts receivable.

Cash

The Company has cash in bank accounts that, at times, may exceed federally insured limits.  The Company has not experienced any losses in such accounts.  The Company had no cash in excess of federally insured limits as of December 31, 2011 and 2010.

 GREEN WIRE, LLC
GREEN WIRE OUTSOURCING, INC.
ORBIT MEDICAL RESPONSE, LLC
RAPID MEDICAL RESPONSE, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
Continued
Accounts Receivable

Accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables, if necessary, based on a review of all outstanding amounts on a monthly basis.  Specific reserves are estimated by management based on certain assumptions and variables, including the customer’s insurance coverage and age of the customer’s receivables.  Receivables are written off when the likelihood of collection is considered remote.  Recoveries of receivables previously written off are recorded when cash is received.  A receivable is considered to be past due if any portion of the receivable balance has not been received by the Company within its normal terms.  Interest is not charged on receivables that are past due.  As of December 31, 2011 and 2010 there were no allowances for doubtful accounts required against the Company’s receivables.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation.  Depreciation is calculated using the straight-line method over the estimated economic useful lives of the assets as follows:

Office and computer equipment	3 years
Software	3 years
Furniture and fixtures	7 years

Expenditures that materially increase values or capacities or extend useful lives of property and equipment are capitalized.  Routine maintenance, repairs, and renewal costs are expensed as incurred.  Upon sale or other retirement of depreciable property, the cost and accumulated depreciation are removed from the related accounts and any gain or loss is reflected in the statements of operations.

Operating Leases

The Company leases its facilities under operating leases.  See Note 5.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, the product or service has been provided to the customer, the sales price is fixed or determinable, and collectability is reasonably assured. Advance billings are deferred and recognized as the related services are performed.

Income Taxes

As a limited liability company, the Company’s taxable income or loss is the responsibility of the members, therefore, no provision or liability for income taxes has been included in the accompanying financial statements.

Green Wire Outsourcing, Inc., an entity located in the Philippines, is subject to income taxes in the Philippines.  This entity has limited operations and income taxes are not material.  Therefore, deferred income tax and income tax disclosures have not been provided in the financial statements.

As of December 31, 2011 and 2010, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements.  The Company’s 2011, 2010 and 2009 tax returns are open to federal and state income tax examination.
Subsequent Events

Management has evaluated events and transactions for potential recognition or disclosure through January 15, 2013, which is the date the financial statements were issued.

 GREEN WIRE, LLC
GREEN WIRE OUTSOURCING, INC.
ORBIT MEDICAL RESPONSE, LLC
RAPID MEDICAL RESPONSE, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
Continued

(2)	Property and Equipment

Property and equipment consisted of the following as of December 31:

	2011	2010
Office and computer equipment	$260,142	$91,494
Software	40,000	40,000
Furniture and fixtures	10,020	3,668
	310,162	135,162
Less accumulated depreciation	(116,818)	(23,379)
	$193,344	$111,783

Depreciation on property and equipment for the years ended December 31, 2011 and 2010 was $93,439 and $23,379, respectively.

(3)	Accrued Liabilities

Accrued liabilities consisted of the following as of December 31, 2011 and 2010:

	2011	2010
Payroll related liabilities	$52,482	$28,044
Deferred revenue	14,152	4,772
	$66,634	$32,816

(4)	Capital Structure

Green Wire LLC, Orbit Medical Response, LLC and Rapid Medical Response, LLC were owned by three different ownership groups.

Green Wire Outsourcing, Inc. is a corporation that has 200,000 authorized common shares, 50,000 outstanding common shares owned by five different ownership groups.

(5)	Commitments and Contingencies

Litigation

Rapid Medical Response, LLC (“Rapid Medical”) and other companies have been named in a lawsuit for violation of the Federal Telephone Consumer Protection Act (“TCPA”).  Rapid Medical and certain other defendants entered into a consent order granting injunctive relief that was entered by the court on December 10, 2012 without admitting liability and with the right to vacate the order.  By this consent, Rapid Medical agreed not to violate the TCPA as it relates to telephone calls to cellular customers using an automatic telephone dialing system or artificial or pre-recorded voice.  The plaintiff seeks an unspecified amount of damages.  At this early stage, management, after consultation with legal counsel, cannot predict whether an unfavorable outcome is either probable or remote.  The lawsuit is being defended vigorously and Rapid Medical has meritorious defenses to the claims.  Rapid Medical denies the allegations and will file a motion to dismiss all claims asserted by the Plaintiff.  There is no trial date and discovery has just commenced.
The Company is involved in other legal proceedings from time to time arising in the normal course of business.  Management, after consultation with legal counsel, believes that the outcome of these proceedings will not have a material impact on the Company’s financial position, results of operations, or liquidity.

 GREEN WIRE, LLC
GREEN WIRE OUTSOURCING, INC.
ORBIT MEDICAL RESPONSE, LLC
RAPID MEDICAL RESPONSE, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
Continued

Operating Leases

The Company leases office facilities under non-cancelable operating leases.  As of December 31, 2011, future minimum lease payments under non-cancelable operating leases with terms of one year or more were as follows:

Years Ending December 31	Amount
2012	$56,505
2013	31,501
2014	7,642
$95,648

Rental expense under operating leases was $59,624 and $22,839 for the years ended December 31, 2011 and 2010, respectively.

(6)	Related-Party Transactions

The Company recognized revenue of $355,394 and $92,737 for the years ended December 31, 2011 and 2010, respectively, from related parties.  The Company had related-party accounts receivable of $19,638 and $8,823 as of December 31, 2011 and 2010, respectively.
The Company recognized expenses of $57,627 and $30,282 for the years ended December 31, 2011 and 2010, respectively, from related parties.  The Company had related-party accounts payable of $11,818 and $6,990 as of December 31, 2011 and 2010, respectively.

(7)	Subsequent Event

On September 1, 2012, the Company was acquired by GWire Corporation (GWire), a subsidiary of ActiveCare, Inc.  Pursuant to the acquisition agreement, GWire acquired 100% of the assets and interests of the Company.  GWire entered into employment agreements with two of the Company’s operating managers on November 1, 2012.  These two individuals were granted 27% ownership in GWire and ActiveCare, Inc. owns the remaining 73% of GWire’s interests.  The purchase price consisted of the following:

●	$2,690,181 in the form of a note payable (including imputed interest), with a 36-month term;
●	20,000 shares of ActiveCare’s Series D convertible preferred stock.

Under the purchase method of accounting, the purchase price has been preliminarily allocated to the assets purchased and liabilities assumed based on their estimated fair values as of the closing date of the acquisition.

 GREEN WIRE, LLC
GREEN WIRE OUTSOURCING, INC.
ORBIT MEDICAL RESPONSE, LLC
RAPID MEDICAL RESPONSE, LLC

COMBINED CONDENSED BALANCE SHEETS (UNAUDITED)
AS OF JUNE 30, 2012 AND DECEMBER 31, 2011

	June 30,	December 31,
	2012	2011
Assets
Current assets:
Cash	$46,353	$157,237
Accounts receivable	8,323	63,168
Total current assets	54,676	220,405
Property and equipment, net	280,299	193,344
Other assets	17,924	16,959
Total assets	$352,899	$430,708

Liabilities and Equity
Current liabilities:
Accounts payable	$92,253	$49,847
Accrued liabilities	72,894	66,634
Total liabilities	165,147	116,481

Commitments and contingencies

Equity:
Common stock, $0.0229 par value, 200,000 shares authorized; 50,000 shares outstanding	1,145	1,145
Additional paid-in capital	1,365,217	818,640
Accumulated deficit	(1,178,610)	(505,558)
Total equity	187,752	314,227

Total liabilities and equity	$352,899	$430,708

See accompanying notes to unaudited combined condensed financial statements.
3

  GREEN WIRE, LLC
GREEN WIRE OUTSOURCING, INC.
ORBIT MEDICAL RESPONSE, LLC
RAPID MEDICAL RESPONSE, LLC

COMBINED CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2012 AND 2011

	2012	2011

Revenues	$425,277	$1,000,766
Cost of revenues	(635,915)	(817,024)
Gross margin (deficit)	(210,638)	183,742

Selling, general and administrative expenses	462,414	350,450

Net loss	$(673,052)	$(166,708)

See accompanying notes to unaudited combined condensed financial statements.
4

  GREEN WIRE, LLC
GREEN WIRE OUTSOURCING, INC.
ORBIT MEDICAL RESPONSE, LLC
RAPID MEDICAL RESPONSE, LLC

COMBINED CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2012 AND 2011

	2012	2011

Cash flows from operating activities:
Net loss	$(673,052)	$(166,708)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	32,743	33,009
Changes in operating assets and liabilities:
Accounts receivable	54,845	(51,856)
Other assets	(965)	1,340
Accounts payable	42,406	24,761
Accrued liabilities	6,260	25,737

Net cash used in operating activities	(537,763)	(133,717)

Cash flows from investing activities:
Purchase of property and equipment	(119,698)	(144,303)

Cash flows from financing activities:

Contributions from stockholders and members	546,577	340,050

Net (decrease) increase in cash	(110,884)	62,030

Cash at beginning of the period	157,237	19,920

Cash at end of the period	$46,353	$81,950

See accompanying notes to unaudited combined condensed financial statements.
5

  GREEN WIRE, LLC
GREEN WIRE OUTSOURCING, INC.
ORBIT MEDICAL RESPONSE, LLC
RAPID MEDICAL RESPONSE, LLC

NOTES TO COMBINED CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

(1)	Description of Organization and Summary of Significant Accounting Policies

Organization and Principles of Combination

The combined financial statements include the accounts of Green Wire, LLC, Green Wire Outsourcing, Inc.,  Orbit Medical Response, LLC, and Rapid Medical Response, LLC (collectively, the Company).  The companies have common ownership.  All significant intercompany transactions and balances have been eliminated in combination.

Description of the Business

The Company provides rapid emergency response systems and provides and sells marketing leads to healthcare providers in group networking systems for specific medical conditions.

Liquidity

The Company has incurred losses since inception that total approximately $1,179,000 as of June 30, 2012.  The Company used net cash of approximately $538,000 in operating activities for the six months ended June 30, 2012.  The net losses and use of cash in operating activities resulted primarily from marketing efforts.  Management projects continued losses for the remainder of 2012 and into 2013 until the Company reaches its critical mass customer levels.  The Company received contributions from stockholders and members totaling $321,747 from June 30, 2012 through September 1, 2012, the date the Company was acquired by ActiveCare, Inc.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash

The Company has cash in bank accounts that, at times, may exceed federally insured limits.  The Company has not experienced any losses in such accounts.  The Company had no cash in excess of federally insured limits as of June 30, 2012 and December 31, 2011.

Accounts Receivable

Accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables, if necessary, based on a review of all outstanding amounts on a monthly basis.  Specific reserves are estimated by management based on certain assumptions and variables, including the customer’s insurance coverage and age of the customer’s receivables.  Receivables are written off when the likelihood of collection is considered remote.  Recoveries of receivables previously written off are recorded when cash is received.  A receivable is considered to be past due if any portion of the receivable balance has not been received by the Company within its normal terms.  Interest is not charged on receivables that are past due.  As of June 30, 2012 and December 31, 2011, there were no allowances for doubtful accounts required against the Company’s receivables.

6

  GREEN WIRE, LLC
GREEN WIRE OUTSOURCING, INC.
ORBIT MEDICAL RESPONSE, LLC
RAPID MEDICAL RESPONSE, LLC

NOTES TO COMBINED CONDENSED FINANCIAL STATEMENTS (UNAUDITED)
Continued

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation.  Depreciation is calculated using the straight-line method over the estimated economic useful lives of the assets as follows:

Office and computer equipment	3 years
Software	3 years
Furniture and fixtures	7 years

Expenditures that materially increase value or capacities or extend useful lives of property and equipment are capitalized.  Routine maintenance, repairs, and renewal costs are expensed as incurred.  Upon sale or other retirement of depreciable property, the cost and accumulated depreciation are removed from the related accounts and any gain or loss is reflected in the statements of operations.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, the product or service has been provided to the customer, the sales price is fixed or determinable, and collectability is reasonably assured. Advance billings are deferred and recognized as the related services are performed.

Income Taxes

As a limited liability company, the Company’s taxable income or loss is the responsibility of the members, therefore, no provision or liability for income taxes has been included in the accompanying financial statements.

Green Wire Outsourcing, Inc., an entity located in the Philippines, is subject to income taxes in the Philippines.  This entity has limited operations and income taxes are not material.  Therefore, deferred income tax and income tax disclosures have not been provided in the financial statements.

As of June 30, 2012 and December 31, 2011, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements.  The Company’s 2011, 2010 and 2009 tax returns are open to federal and state income tax examination.

Subsequent Events

Management has evaluated events and transactions for potential recognition or disclosure through January 15, 2013, which is the date the financial statements were issued.

7

  GREEN WIRE, LLC
GREEN WIRE OUTSOURCING, INC.
ORBIT MEDICAL RESPONSE, LLC
RAPID MEDICAL RESPONSE, LLC

NOTES TO COMBINED CONDENSED FINANCIAL STATEMENTS (UNAUDITED)
Continued

(2)	Property and Equipment, net

Property and equipment consisted of the following as of June 30, 2012 and December 31, 2011:

	June 30,	December 31,
	2012	2011
Office and computer equipment	$379,840	$260,142
Software	40,000	40,000
Furniture and fixtures	10,020	10,020
	429,860	310,162
Less accumulated depreciation	(149,561)	(116,818)
	$280,299	$193,344

Depreciation on property and equipment for the six-month period ended June 30, 2012 was $32,743.  Depreciation on property and equipment for the year ended December 31, 2011 was $93,439.

(3)	Accrued Liabilities

Accrued liabilities consisted of the following as of June 30, 2012 and December 31, 2011:

	June 30,	December 31,
	2012	2011
Payroll related liabilities	$45,153	$52,482
Deferred revenue	25,169	14,152
Other	2,572	-
	$72,894	$66,634

(4)	Capital Structure

Green Wire LLC, Orbit Medical Response, LLC and Rapid Medical Response, LLC were owned by three different ownership groups.

Green Wire Outsourcing, Inc. is a corporation that has 200,000 authorized common shares, 50,000 outstanding common shares owned by five different ownership groups.
8

  GREEN WIRE, LLC
GREEN WIRE OUTSOURCING, INC.
ORBIT MEDICAL RESPONSE, LLC
RAPID MEDICAL RESPONSE, LLC

NOTES TO COMBINED CONDENSED FINANCIAL STATEMENTS (UNAUDITED)
Continued

(5)	Commitments and Contingencies

Litigation

Rapid Medical Response, LLC (“Rapid Medical”) and other companies have been named in a lawsuit for violation of the Federal Telephone Consumer Protection Act (“TCPA”).  Rapid Medical and certain other defendants entered into a consent order granting injunctive relief that was entered by the court on December 10, 2012 without admitting liability and with the right to vacate the order.  By this consent, Rapid Medical agreed not to violate the TCPA as it relates to telephone calls to cellular customers using an automatic telephone dialing system or artificial or pre-recorded voice.  The plaintiff seeks an unspecified amount of damages.  At this early stage, management, after consultation with legal counsel, cannot predict whether an unfavorable outcome is either probable or remote.  The lawsuit is being defended vigorously and Rapid Medical has meritorious defenses to the claims.  Rapid Medical denies the allegations and will file a motion to dismiss all claims asserted by the Plaintiff.  There is no trial date and discovery has just commenced.

The Company is involved in other legal proceedings from time to time arising in the normal course of business.  Management, after consultation with legal counsel, believes that the outcome of these proceedings will not have a material impact on the Company’s financial position, results of operations, or liquidity.

(6)	Related-Party Transactions

The Company recognized revenue of $52,326 and $203,793 for the periods ended June 30, 2012 and 2011, respectively, from related parties.  The Company had related-party accounts receivable of $5,908 and $19,638 as of June 30, 2012 and December 31, 2011, respectively.

The Company recognized expenses of $1,734 and $17,411 for the periods ended June 30, 2012 and 2011, respectively, from related parties.  The Company had related-party accounts payable of $5,219 and $11,818 as of June 30, 2012 and December 31, 2011, respectively.

(7)	Subsequent Event

On September 1, 2012, the Company was acquired by GWire Corporation (GWire), a subsidiary of ActiveCare, Inc.  Pursuant to the acquisition agreement, GWire acquired 100% of the assets and interests of the Company.  GWire entered into employment agreements with two of the Company’s operating managers on November 1, 2012.  These two individuals were granted 27% ownership in GWire and ActiveCare, Inc. owns the remaining 73% of GWire’s interests.  The purchase price consisted of the following:

●	$2,690,181 in the form of a note payable (including imputed interest), with a 36-month term;
●	20,000 shares of ActiveCare’s Series D convertible preferred stock.

Under the purchase method of accounting, the purchase price has been preliminarily allocated to the assets purchased and liabilities assumed based on their estimated fair values as of the closing date of the acquisition.

9

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is presented to give effect to the purchase by GWire Corporation (“Gwire”), a 73% owned subsidiary of ActiveCare, Inc. (“ActiveCare”), of Green Wire, LLC, and its related entities: Green Wire Outsourcing, Inc., Orbit Medical Response, LLC and Rapid Medical Response, LLC (collectively, the “Green Wire Entities”) effective September 1, 2012. The pro forma information was prepared based on the historical financial statements of ActiveCare and the Green Wire Entities.

The unaudited pro forma condensed combined statements of operations for the fiscal year ended September 30, 2011 have been prepared by combining ActiveCare’s historical condensed statements of operations for the year ended September 30, 2011, with the historical combined statements of operations of the Green Wire Entities for the year ended December 31, 2011.  The interim unaudited pro forma condensed combined statements of operations for the nine months ended June 30, 2012 have been prepared by combining ActiveCare’s unaudited historical condensed statements of operations for the nine months ended June 30, 2012, with the unaudited historical combined statements of operations of the Green Wire Entities for the nine months ended June 30, 2012, as if the acquisition had occurred on January 1, 2011 and were carried forward through each of the aforementioned periods presented.  The unaudited pro forma condensed combined balance sheet as of June 30, 2012 assumes that the acquisition occurred on June 30, 2012.

The unaudited pro forma condensed combined balance sheet and statements of operations have been prepared for illustrative purposes only and are not intended to represent or be indicative of the results of operations in future periods or the results that actually would have been achieved had ActiveCare and the Green Wire Entities been a combined company during the respective periods presented.

These unaudited pro forma condensed combined balance sheet and statements of operations should be read in conjunction with ActiveCare’s historical financial statements and related notes included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2011 and each Form 10-Q for the quarters ended December 31, 2011, March 31, 2012, and June 30, 2012, as well as the Green Wire Entities’ historical financial statements and related notes for the years ended December 31, 2011 and 2010, and for the six months ended June 30, 2012 and 2011, which are included in this Form 8-K.

1

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2012

	ActiveCare, Inc.	Green Wire Entities	Pro Forma		Pro Forma
	Historical	Historical	Adjustments	Notes	Combined
ASSETS

Current assets:
Cash	$76,916	$46,353	$-		$123,269
Accounts receivable, net	265,414	8,323	-		273,737
Inventories, net	142,130	-	-		142,130
Prepaid expenses and other	3,340	-	-		3,340

Total current assets	487,800	54,676	-		542,476

Property and equipment, net	186,606	280,299	-		466,905
Deposits and other assets	29,870	17,924	-		47,794
Domain name, net	12,334	-	-		12,334
Leased equipment, net	64,841	-	-		64,841
Patents, net	725,508	-	-		725,508
Intangible assets, net	96,858	-	2,155,776	Note 2 (a)	2,252,634
Goodwill	479,305	-	-		479,305

Total assets	$2,083,122	$352,899	$2,155,776		$4,591,797

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$669,231	$92,253	$-		$761,484
Accrued liabilities	823,502	72,894	-		896,396
Dividends payable	40,842	-	-		40,842
Derivative liability	1,346,174	-	-		1,346,174
Deferred revenue	7,369	-	-		7,369
Related-party note payable	1,143,037	-	-		1,143,037
Note payable, current portion	1,315,778	-	745,579	Note 2 (b)	2,061,357

Total current liabilities	5,345,933	165,147	745,579		6,256,659

Note payable, net of current portion	-	-	1,491,158	Note 2 (b)	1,491,158

Total liabilities	5,345,933	165,147	2,236,737		7,747,817

Commitments and contingencies

Stockholders' equity (deficit):
Preferred stock, $0.00001 par value: 10,000,000 shares authorized;
480,000 shares of Series C and 55,000 shares of Series D
outstanding, respectively	6	-	-		6
Common stock, $0.00001 par value: 70,000,000 shares authorized;
45,369,771 shares outstanding	454	-	-		454
Common stock, $0.0229 par value: 200,000 shares authorized;
50,000 shares outstanding	-	1,145	(1,145)	Note 2 (c)	-
Additional paid-in capital	30,124,008	1,365,217	(1,258,426)	Note 2 (c)	30,230,799
Accumulated deficit	(33,387,279)	(1,178,610)	1,178,610	Note 2 (c)	(33,387,279)

Total stockholders' equity (deficit)	(3,262,811)	187,752	(80,961)		(3,156,020)

Total liabilities and stockholders' equity	$2,083,122	$352,899	$2,155,776		$4,591,797

See notes to unaudited pro forma condensed combined financial statements.

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED JUNE 30, 2012

	ActiveCare, Inc.	Green Wire Entities	Pro Forma		Pro Forma
	Historical	Historical	Adjustments	Notes	Combined

Revenues:
Care services	$190,662	$978,905	$-		$1,169,567
Reagents	357,374	-	-		357,374
Chronic illness monitoring	233,743	-	-		233,743

Total revenues	781,779	978,905	-		1,760,684

Cost of revenues:
Care services	495,743	1,161,646	-		1,657,389
Reagents	291,137	-	-		291,137
Chronic illness monitoring	170,544	-	-		170,544

Total cost of revenues	957,424	1,161,646	-		2,119,070

Gross margin (deficit)	(175,645)	(182,741)	-		(358,386)

Operating expenses:
Selling, general and administrative	6,316,341	734,018	538,944	Note 2 (a)	7,589,303
Product development and research	112,807	-	-		112,807

Total operating expenses	6,429,148	734,018	538,944		7,702,110

Loss from operations	(6,604,793)	(916,759)	(538,944)		(8,060,496)

Other income (expense):
Loss on derivative liability	(1,346,174)	-	-		(1,346,174)
Interest expense	(459,297)	-	(121,625)	Note 2 (b)	(580,922)
Interest income	102	-	-		102

Total other expense	(1,805,369)	-	(121,625)		(1,926,994)

Net loss	(8,410,162)	(916,759)	(660,569)		(9,987,490)
Dividends on preferred stock	(40,841)	-	-		(40,841)
Net loss attributable to common stockholders	$(8,451,003)	$(916,759)	$(660,569)		$(10,028,331)

Net loss per common share - basic and diluted	$(0.20)				$(0.24)

Weighted average common shares - basic and diluted	41,535,000				41,535,000

See notes to unaudited pro forma condensed combined financial statements.

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2011

	ActiveCare, Inc.	Green Wire Entities
	For the year ended	For the year ended
	September 30, 2011	December 31, 2011	Pro Forma		Pro Forma
	Historical	Historical	Adjustments	Notes	Combined

Revenues:
Care services	$333,902	$2,823,969	$-		$3,157,871
Reagents	437,489	-	-		437,489

Total revenues	771,391	2,823,969	-		3,595,360

Cost of revenues:
Care services	685,729	2,096,684	-		2,782,413
Reagents	369,392	-	-		369,392

Total cost of revenues	1,055,121	2,096,684	-		3,151,805

Gross profit (loss)	(283,730)	727,285	-		443,555

Operating expenses:
Selling, general and administrative	6,958,693	915,838	718,592	Note 2 (a)	8,593,123
Product development and research	321,245	-	-		321,245

Total operating expenses	7,279,938	915,838	718,592		8,914,368

Loss from operations	(7,563,668)	(188,553)	(718,592)		(8,470,813)

Other income (expense):
Interest expense	(334,706)	-	(256,517)	Note 2 (a)	(591,223)
Loss on disposal of equipment	(6,193)	-	-		(6,193)
Interest income	782	-	-		782
Impairment of investment	(50,000)	-	-		(50,000)
Gain on accounts payable forgiveness	55,072	-	-		55,072

Total other expense	(335,045)	-	(256,517)		(591,562)

Net loss	$(7,898,713)	$(188,553)	$(975,109)		$(9,062,375)

Net loss per common share - basic and diluted	$(0.27)				$(0.31)

Weighted average common shares - basic and diluted	28,974,350				28,974,350

See notes to unaudited pro forma condensed combined financial statements.

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

ActiveCare and the Green Wire Entities have different fiscal year ends with ActiveCare following a fiscal year ended on September 30 and the Green Wire Entities following a calendar year ended on December 31.  Accordingly, the unaudited pro forma condensed combined statements of operations for the year ended September 30, 2011 have been prepared by combining ActiveCare’s historical condensed statement of operations for the year ended September 30, 2011, with the historical combined statements of operations of the Green Wire Entities for the year ended December 31, 2011.  The interim unaudited pro forma condensed statements of operations for the nine months ended June 30, 2012 have been prepared by combining ActiveCare’s unaudited historical condensed statements of operations for the nine months ended June 30, 2012, with the unaudited historical combined statement of operations of the Green Wire Entities for the nine months ended June 30, 2012.  The difference in fiscal periods for ActiveCare and the Green Wire Entities is considered to be insignificant and no related adjustments have been made in the preparation of this unaudited pro forma condensed combined financial information.

1. Acquisition of Green Wire Entities

Effective September 1, 2012, GWire Corporation, a 73% owned subsidiary of ActiveCare, acquired the Green Wire Entities. Pursuant to the acquisition agreement, GWire Corporation acquired the assets and assumed certain liabilities of the Green Wire Entities.  As amended, the purchase price was comprised as follows:

●	$2,236,737 in the form of a note payable with a 36-month term, and interest imputed at 12%;
●	20,000 shares of ActiveCare’s Series D convertible preferred stock.

The Green Wire Entities will be operated by ActiveCare under the direction of two former executives of the Green Wire Entities.  The terms of their employment are contained in written employment agreements.  The employment agreements provide for base salary payments to each of the executives in the amount of $150,000 per year. In addition, each executive was issued a total of 2,125,000 restricted shares of GWire Corporation (representing in the aggregate approximately 27% of the outstanding shares of GWire Corporation).  These shares are subject to a voting agreement which granted to ActiveCare the right to vote the shares on all matters.  The shares are also subject to a call option for ActiveCare to require the sale of the shares to ActiveCare under certain circumstances.  Each executive was also granted an option to purchase up to 2,125,000 shares of ActiveCare’s common stock. The exercise of the option is effected by the surrender and cancellation of the shares of GWire Corporation common stock issued to the executives as described above. The contracts are for a term of two years and include restrictive covenants relating to competition and solicitation during and after termination of the executives’ employment.

Under the purchase method of accounting, the purchase price was allocated to the assets and assumed liabilities of the Green Wire Entities based on their estimated fair values as of the effective date of the acquisition.

The preliminary purchase price for the Green Wire Entities reflects total consideration transferred of $2,276,737, which has been preliminarily allocated as reflected below.  The acquired customer contracts are being amortized over three years.

Cash	$12,215
Accounts receivable	13,976
Property and equipment	321,271
Other assets	16,964
Accounts payable	(154,206)
Accrued expenses	(89,259)
Acquired customer contracts	2,155,776
$2,276,737

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2. Pro Forma Adjustments

The pro forma financial information does not give effect to any synergies that may be realized as a result of the acquisition.

The unaudited pro forma condensed combined balance sheet and statements of operations reflect the effect of the following pro forma adjustments:

a.	Adjustment to record customer contracts at their fair value, and the amortization of those customer contracts over their estimated useful lives of three years;
b.	Adjustment to record the notes payable to the former owners of the Green Wire Entities of $2,236,737 (including imputed interest at 12%) and the related interest expense;
c.
Adjustment to record the increase to additional paid-in capital due to the issuance of 20,000 shares of Series D Convertible Preferred Stock and the elimination of other equity balances for the Green Wire Entities.

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